Exhibit 99.1
VIAVI ANNOUNCES FOURTH QUARTER AND YEAR END FISCAL 2020 RESULTS
Fourth Quarter

•	Net revenue of $266.6 million, down $23.1 million or 8.0% year-over-year

•	GAAP operating margin of 16.2%, up 660 bps year-over-year

•	Non-GAAP operating margin of 19.6%, up 200 bps year-over-year

•	GAAP EPS from continuing operations of $0.12, up $0.07 or 140.0% year-over-year

•	Non-GAAP EPS from continuing operations of $0.18, up $0.01 or 5.9% year-over-year
Fiscal 2020

•	Net revenue of $1,136.3 million, up $6.0 million or 0.5% year-over-year

•	GAAP operating margin of 10.4%, up 440 bps year-over-year

•	Non-GAAP operating margin of 18.6%, up 110 bps year-over-year

•	GAAP EPS from continuing operations of $0.12, up $0.09 or 300.0% year-over-year

•	Non-GAAP EPS from continuing operations of $0.73, up $0.05 or 7.4% year-over-year

San Jose, California, August 11, 2020 — VIAVI (NASDAQ: VIAV) today reported results for its fourth fiscal quarter ended June 27, 2020. Amounts presented below are on a continuing operations basis unless otherwise noted.

Fourth quarter of fiscal 2020 net revenue was $266.6 million. GAAP net income was $26.7 million, or $0.12 per share. Non-GAAP net income was $40.8 million, or $0.18 per share.

Third quarter of fiscal 2020 net revenue was $256.2 million. GAAP net loss was $32.8 million or $0.14 loss per share. Non-GAAP net income was $32.0 million, or $0.14 per share.

Fourth quarter of fiscal 2019 net revenue was $289.7 million. GAAP net income was $12.5 million, or $0.05 per share. Non-GAAP net income was $40.1 million, or $0.17 per share.

“In fiscal fourth quarter our Wireless Lab equipment business delivered a record revenue quarter driven by 5G and we also saw overall NSE demand stabilizing,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.  “For the full fiscal year 2020, revenue and non-GAAP EPS grew despite the business impact from the COVID-19 pandemic in the second half.”

Khaykin added, “Although near-term macroeconomic uncertainty is expected, we remain positive on the secular demand drivers for increased network capacity that drive 5G Wireless and Fiber and the continued penetration and adoption of 3D Sensing technology in mobile applications.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fourth Quarter Ended June 27, 2020

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2020	FY 2020	FY 2019	Q/Q	Y/Y
Net revenue	$266.6	$256.2	$289.7	4.1%	(8.0)%
Gross margin	58.0%	57.3%	58.5%	70 bps	(50) bps
Operating margin	16.2%	3.6%	9.6%	1,260 bps	660 bps
Income from operations	43.3	9.1	27.8	375.8%	55.8%
Net income (loss) per share	0.12	(0.14)	0.05	185.7%	140.0%

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2020	FY 2020	FY 2019	Q/Q	Y/Y
Non-GAAP gross margin	61.7%	61.2%	61.9%	50 bps	(20) bps
Non-GAAP operating margin	19.6%	14.8%	17.6%	480 bps	200 bps
Non-GAAP income from operations	52.3	38.0	50.9	37.6%	2.8%
Non-GAAP net income per share	0.18	0.14	0.17	28.6%	5.9%

	Net Revenue by Segment
	Q4	% of Net	Q3	Q4	Change
	FY 2020	revenue	FY 2020	FY 2019	Q/Q	Y/Y
Network Enablement	$180.9	67.9%	$163.9	$197.3	10.4%	(8.3)%
Service Enablement	27.5	10.3%	23.1	24.1	19.0%	14.1%
Optical Security and Performance Products	58.2	21.8%	69.2	68.3	(15.9)%	(14.8)%
Total	$266.6	100.0%	$256.2	$289.7	4.1%	(8.0)%

Fiscal Year Ended June 27, 2020

	GAAP Results
	FY 2020	FY 2019	Change Y/Y
Net revenue	1,136.3	1,130.3	0.5%
Gross margin	58.5%	57.6%	90 bps
Operating margin	10.4%	6.0%	440 bps
Income from operations	118.1	67.4	75.2%
Net income per share	0.12	0.03	300.0%

	Non-GAAP Results
	FY 2020	FY 2019	Change Y/Y
Non-GAAP gross margin	62.0%	61.1%	90 bps
Non-GAAP operating margin	18.6%	17.5%	110 bps
Non-GAAP income from operations	210.9	197.6	6.7%
Non-GAAP net income per share	0.73	0.68	7.4%

	GAAP Net Revenue by Segment
	FY 2020	% of Net revenue	FY 2019	Change Y/Y
Network Enablement	$746.7	65.7%	$737.8	1.2%
Service Enablement	102.7	9.0%	103.4	(0.7)%
Optical Security and Performance Products	286.9	25.3%	289.1	(0.8)%
Total	$1,136.3	100.0%	$1,130.3	0.5%

•
Americas, Asia-Pacific and EMEA customers represented 38.8%, 27.7% and 33.5%, respectively, of total net revenue for the quarter ended June 27, 2020. Americas, Asia-Pacific and EMEA customers represented 36.5%, 32.4% and 31.1%, respectively, of total net revenue for the year ended June 27, 2020.

•	As of June 27, 2020, the Company held $544.0 million in cash and cash equivalents, investments and short-term restricted cash.

•
As of June 27, 2020, the Company had $460.0 million aggregate principal amount of 1.00% Senior Convertible Notes and $225.0 million aggregate principal amount of 1.75% Senior Convertible Notes with a total net carrying value of $600.9 million classified as long-term debt.

•
During the fiscal quarter ended June 27, 2020, the Company generated $27.2 million of cash from operations. During the fiscal year ended June 27, 2020, the Company generated $135.6 million of cash flows from operations.

•	During the fiscal quarter ended June 27, 2020, the Company paid withholding income taxes of $19.4 million related to repatriation of cash from a foreign subsidiary.

Business Outlook for the First Quarter of Fiscal 2021

For the first quarter of fiscal 2021 ending October 3, 2020, the Company expects net revenue to be between $258 million to $282 million and non-GAAP earnings per share to be between $0.14 and $0.16.

With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on August 11, 2020 in a live webcast, which will also be archived for replay on the Company’s website at https://investor.viavisolutions.com.  The Company will post supplementary slides outlining the Company’s latest financial results on https://investor.viavisolutions.com under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions for communications service providers, enterprises, network equipment manufacturers, government and avionics. We help these customers harness the power of instruments, automation, intelligence and virtualization to Command the network. VIAVI is also a leader in light management solutions for 3D sensing, anti-counterfeiting, consumer electronics, industrial, automotive and defense applications. Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes in the demand for current and new products, technologies, services, delays or unforeseen events in the roll-out of new industry platforms such as 5G or evolving technology such as 3D sensing and customer purchasing delays as they assess or transition to such new technologies and/or architectures, all of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plans; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to natural disasters such as the increasingly frequent seasonal wildfires in Northern California; (k) the uncertain and ongoing impact to our supply chain of tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars” and retaliatory measures between nations; (l) the duration, severity and impact of infectious disease outbreaks, epidemics, and pandemics including the effects of the COVID-19 global pandemic on our financial results, revenues, customer demand, business operations and manufacturing and on the business operations of our customers, contract manufacturers and suppliers, and the Company’s response thereto; (m) inherent uncertainty related to global markets, including recessions and tightening liquidity and the effect of such markets on demand for our products; and (n) changing political conditions globally or regionally. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 and in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ending September 28, 2019, December 28, 2019 and March 28, 2020, which were filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements. We have not filed our Form 10-K for the year ended June 27, 2020. As a result, all financial results described in this earnings release should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates, that are identified prior to the time we file the Form 10-K.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019
Net revenue	$266.6	$289.7	$1,136.3	$1,130.3
Cost of revenues	104.1	111.6	438.3	444.5
Amortization of acquired technologies	7.9	8.6	32.7	34.4
Gross profit	154.6	169.5	665.3	651.4
Operating expenses:
Research and development	45.0	49.8	193.6	187.0
Selling, general and administrative	51.9	83.8	315.0	343.5
Amortization of other intangibles	8.7	8.7	35.1	38.1
Restructuring and related charges (benefits)	5.7	(0.6)	3.5	15.4
Total operating expenses	111.3	141.7	547.2	584.0
Income from operations	43.3	27.8	118.1	67.4
Interest income and other income, net	0.3	2.1	9.6	6.2
Interest expense	(8.6)	(8.1)	(33.7)	(34.3)
Income before taxes	35.0	21.8	94.0	39.3
Provision for income taxes	8.3	9.3	65.3	31.5
Income from continuing operations	26.7	12.5	28.7	7.8
Loss from discontinued operations, net of taxes	—	—	—	(2.4)
Net income	$26.7	$12.5	$28.7	$5.4

Income per share - basic:
Continuing operations	$0.12	$0.05	$0.13	$0.03
Discontinued operations	—	—	—	(0.01)
Net income per share - basic:	$0.12	$0.05	$0.13	$0.02

Income per share - diluted:
Continuing operations	$0.12	$0.05	$0.12	$0.03
Discontinued operations	—	—	—	(0.01)
Net income per share - diluted	$0.12	$0.05	$0.12	$0.02

Shares used in per share calculations:
Basic	228.1	228.7	229.4	228.1
Diluted	230.3	232.5	233.7	231.2

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	June 27, 2020	June 29, 2019
ASSETS
Current assets:
Cash and cash equivalents	$539.0	$521.5
Short-term investments	1.5	1.5
Restricted cash	3.5	3.5
Accounts receivable, net	235.5	237.7
Inventories, net	83.3	102.7
Prepayments and other current assets	50.8	49.9
Total current assets	913.6	916.8
Property, plant and equipment, net	172.5	179.9
Goodwill, net	381.4	381.1
Intangibles, net	148.1	211.6
Deferred income taxes	105.4	108.4
Other non-current assets	55.3	17.3
Total assets	$1,776.3	$1,815.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$53.0	$63.4
Accrued payroll and related expenses	51.4	58.7
Deferred revenue	54.6	55.3
Accrued expenses	22.6	34.2
Short-term debt	2.8	—
Other current liabilities	48.4	72.4
Total current liabilities	232.8	284.0
Long-term debt	600.9	578.8
Other non-current liabilities	231.2	226.5
Total stockholders’ equity	711.4	725.8
Total liabilities and stockholders’ equity	$1,776.3	$1,815.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended June 27, 2020
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$180.9	$27.5	$208.4	$58.2	$—	$266.6

Gross profit	115.3	19.4	134.7	29.7	(9.8)	154.6
Gross margin	63.7%	70.5%	64.6%	51.0%		58.0%

Operating income			35.2	17.1	(9.0)	43.3
Operating margin			16.9%	29.4%		16.2%

	Three Months Ended June 29, 2019
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$197.3	$24.1	$221.4	$68.3	$—	$289.7

Gross profit	128.9	16.5	145.4	33.8	(9.7)	169.5
Gross margin	65.3%	68.5%	65.7%	49.5%		58.5%

Operating income			29.7	21.2	(23.1)	27.8
Operating margin			13.4%	31.0%		9.6%

	Year Ended June 27, 2020
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$746.7	$102.7	$849.4	$286.9	$—	$1,136.3

Gross profit	482.4	68.8	551.2	153.0	(38.9)	665.3
Gross margin	64.6%	67.0%	64.9%	53.3%		58.5%

Operating income			108.8	102.1	(92.8)	118.1
Operating margin			12.8%	35.6%		10.4%

	Year Ended June 29, 2019
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$737.8	$103.4	$841.2	$289.1	$—	$1,130.3

Gross profit	473.3	71.0	544.3	145.8	(38.7)	651.4
Gross margin	64.2%	68.7%	64.7%	50.4%		57.6%

Operating income			99.6	98.0	(130.2)	67.4
Operating margin			11.8%	33.9%		6.0%

(1) Other items include charges unrelated to core operating performance primarily consisting of stock-based compensation, amortization of acquisition-related intangibles, restructuring and related charges, changes in fair value of contingent consideration liabilities and other charges unrelated to core operating performance.
The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, changes in fair value of contingent consideration liabilities and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) changes in fair value of contingent consideration liabilities and (vi) other charges unrelated to our core operating performance comprising mainly of acquisition related transaction costs, amortization of acquisition related inventory step-up, integration costs related to acquired entities, litigation and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company eliminates this in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit, one-time tax charge to facilitate repatriation of foreign earnings of a foreign subsidiary for the fiscal quarter ended March 28, 2020 and prior periods, and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income (loss) and non-GAAP net income (loss) per share. As the Company excludes amortization of certain intangibles assets in calculating non-GAAP gross margin, non-GAAP operating profit or (loss) and non-GAAP income or (loss), the tax benefit resulting from non-tax deductible amortization expense of such intangible assets is also excluded from non-GAAP measures. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest income and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments, changes in fair value of contingent consideration liabilities arising from prior acquisitions and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a helpful indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Years Ended
	June 27, 2020		June 29, 2019		June 27, 2020		June 29, 2019
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures from continuing operations	$154.6	58.0%	$169.5	58.5%	$665.3	58.5%	$651.4	57.6%
Stock-based compensation	1.1	0.4%	1.0	0.4%	4.3	0.4%	3.8	0.4%
Other charges unrelated to core operating performance	0.8	0.3%	0.1	—%	1.9	0.2%	0.5	0.1%
Amortization of intangibles	7.9	3.0%	8.6	3.0%	32.7	2.9%	34.4	3.0%
Total related to Cost of Revenue	9.8	3.7%	9.7	3.4%	38.9	3.5%	38.7	3.5%
Non-GAAP measures from continuing operations	$164.4	61.7%	$179.2	61.9%	$704.2	62.0%	$690.1	61.1%

	Three Months Ended				Years Ended
	June 27, 2020		June 29, 2019		June 27, 2020		June 29, 2019
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures from continuing operations	$43.3	16.2%	$27.8	9.6%	$118.1	10.4%	$67.4	6.0%
Stock-based compensation	11.3	4.2%	9.7	3.3%	44.6	3.9%	38.2	3.4%
Change in fair value of contingent liability	(27.2)	(10.2)%	(5.9)	(2.0)%	(31.5)	(2.8)%	(5.9)	(0.5)%
Other charges unrelated to core operating performance (1)	2.6	1.0%	2.6	0.9%	8.4	0.8%	10.0	0.9%
Amortization of intangibles	16.6	6.3%	17.3	6.0%	67.8	6.0%	72.5	6.4%
Restructuring and related charges (benefits)	5.7	2.1%	(0.6)	(0.2)%	3.5	0.3%	15.4	1.3%
Total related to Cost of Revenue and Operating Expenses	9.0	3.4%	23.1	8.0%	92.8	8.2%	130.2	11.5%
Non-GAAP measures from continuing operations	$52.3	19.6%	$50.9	17.6%	$210.9	18.6%	$197.6	17.5%

	Three Months Ended				Years Ended
	June 27, 2020		June 29, 2019		June 27, 2020		June 29, 2019
	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS
GAAP measures from continuing operations	$26.7	$0.12	$12.5	$0.05	$28.7	$0.12	$7.8	$0.03
Items reconciling GAAP net income and EPS to non-GAAP net income and EPS:
Stock-based compensation	11.3	0.05	9.7	0.04	44.6	0.19	38.2	0.17
Change in fair value of contingent liability	(27.2)	(0.11)	(5.9)	(0.03)	(31.5)	(0.13)	(5.9)	(0.03)
Other charges unrelated to core operating performance (1)	2.6	0.01	2.7	0.01	8.4	0.04	10.5	0.05
Amortization of intangibles	16.6	0.07	17.3	0.07	67.8	0.29	72.5	0.31
Restructuring and related charges (benefits)	5.7	0.02	(0.6)	—	3.5	0.01	15.4	0.07
Non-cash interest expense and other expense	5.2	0.02	4.7	0.02	20.7	0.09	21.0	0.09
Withholding income taxes	—	—	—	—	31.6	0.14	—	—
Benefits/charges from income taxes	(0.1)	—	(0.3)	—	(2.5)	(0.01)	(3.3)	(0.01)
Total related to net income and EPS	14.1	0.06	27.6	0.12	142.6	0.61	148.4	0.64
Non-GAAP measures from continuing operations	$40.8	$0.18	$40.1	$0.17	$171.3	$0.73	$156.2	$0.68
Shares used in per share calculation for Non-GAAP EPS		230.3		232.5		233.7		231.2
Note: Certain totals may not add due to rounding
(1) Other items include charges unrelated to core operating performance primarily consisted of certain acquisition and integration related changes, transformational initiatives such as, site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019
GAAP net income from continuing operations	$26.7	$12.5	$28.7	$7.8
Interest income and other income, net	(0.3)	(2.1)	(9.6)	(6.2)
Interest expense	8.6	8.1	33.7	34.3
Withholding income taxes	—	—	31.6	—
Provision for income taxes	8.3	9.3	33.7	31.5
Depreciation	10.0	10.0	40.0	39.7
Amortization	16.6	17.3	67.8	72.5
EBITDA from continuing operations	69.9	55.1	225.9	179.6
Costs related to restructuring and related charges (benefits)	5.7	(0.6)	3.5	15.4
Costs related to stock-based compensation	11.3	9.7	44.6	38.2
Change in fair value of contingent liability	(27.2)	(5.9)	(31.5)	(5.9)
Other charges unrelated to core operating performance (1)	2.6	2.6	8.4	10.0
Adjusted EBITDA from continuing operations	$62.3	$60.9	$250.9	$237.3
Note: Certain totals may not add due to rounding
(1) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related charges, transformational initiatives such as site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.